                 TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  9
Portfolio Highlights............................. 10
Portfolio of Investments......................... 11
Statement of Assets and Liabilities.............. 17
Statement of Operations.......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 23
Report of Independent Accountants................ 30

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

September 20, 1999

Dear Shareholder,

    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.

    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]

Richard F. Powers III

Chairman

Van Kampen Asset Management Inc.

[SIG]

Dennis J. McDonnell

President

Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree over the past 12 months, keeping the economy growing at a healthy pace. Although the economic environment remained positive, we experienced a slowdown over the last several months from the rapid growth early in the reporting period. The nation's gross domestic product (GDP) peaked at 6.0 percent in the fourth quarter of 1998, then fell to more sustainable levels in the first and second quarters of 1999.

EMPLOYMENT SITUATION

    The strong job market helped encourage continued economic growth by making consumers confident enough to spend at a brisk pace. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages and the number of jobs created continued to climb. However, some economists expressed concerns about the job market in recent months, with wages still increasing but productivity remaining stagnant. This has pushed the cost of labor higher, as evidenced by the Employment Cost Index, which jumped sharply in the second quarter of 1999.

INFLATION AND INTEREST RATES

    In addition to strong growth levels, inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index (CPI) report. The Federal Reserve remained active in guarding against inflation and tempering the economy during this environment. The Fed lowered interest rates 0.25 percent three times in the fall of 1998 in response to economic pressures, but, during the summer of 1999, reversed two of those decreases to keep the economy from overheating.

                          INTEREST RATES AND INFLATION
                    August 31, 1997, through August 31, 1999

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Aug 1997                                                                   5.5000                             2.2000
                                                                           6.2500                             2.2000
                                                                           5.7500                             2.1000
Nov 1997                                                                   5.6875                             1.8000
                                                                           6.5000                             1.7000
                                                                           5.5625                             1.6000
Feb 1998                                                                   5.6250                             1.4000
                                                                           6.1250                             1.4000
                                                                           5.6250                             1.4000
May 1998                                                                   5.6875                             1.7000
                                                                           6.0000                             1.7000
                                                                           5.5625                             1.7000
Aug 1998                                                                   5.9375                             1.6000
                                                                           5.7500                             1.5000
                                                                           5.2500                             1.5000
Nov 1998                                                                   4.8750                             1.5000
                                                                           4.0000                             1.6000
                                                                           4.8125                             1.7000
Feb 1999                                                                   4.8750                             1.6000
                                                                           5.1250                             1.7000
                                                                           4.9375                             2.3000
May 1999                                                                   4.5000                             2.1000
                                                                           4.0000                             2.0000
                                                                           4.7500                             2.1000
Aug 1999                                                                   5.4375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1999

                        VAN KAMPEN EMERGING GROWTH FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)....   75.10%     73.78%      73.79%
One-year total return(2).................   65.05%     68.78%      72.79%
Five-year average annual total
return(2)................................   26.37%     26.76%      26.89%
Ten-year average annual total
return(2)................................   20.99%        N/A         N/A
Life-of-Fund average annual total
return(2)................................   18.28%     22.76%      21.90%
Commencement Date........................  10/02/70   04/20/92   07/06/93

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and, therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary upon the Fund's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges

    The following graph compares your Fund's performance to that of the Standard & Poor's 400 MidCap Index* and the Russell 2000 Stock Index over time. These indices are broad-based, statistical composites that does not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Emerging Growth Fund vs. the Standard & Poor's 400 MidCap Index* and the Russell 2000 Stock Index (August 31, 1989, through August 31, 1999)
[INVESTMENT PERFORMANCE GRAPH]

                                                   VAN KAMPEN EMERGING        STANDARD & POOR'S 400
                                                       GROWTH FUND                MIDCAP INDEX          RUSSELL 2000 STOCK INDEX
                                                   -------------------        ---------------------     ------------------------
Aug 1989                                                   9423                       10000                       10000
                                                           9466                       10172                       10032
                                                           9181                        9725                        9438
                                                           9380                        9917                        9501
                                                           9368                       10313                        9538
                                                           8515                        9423                        8704
                                                           8888                        9733                        8975
                                                           9399                        9990                        9324
                                                           9210                        9559                        9019
                                                          10396                       10465                        9658
                                                          10460                       10578                        9677
                                                          10220                       10317                        9252
Aug 1990                                                   9115                        9220                        8019
                                                           8389                        8702                        7310
                                                           8118                        8416                        6864
                                                           9115                        9200                        7387
                                                           9552                        9780                        7680
                                                          10458                       10533                        8375
                                                          11324                       11448                        9308
                                                          11955                       12021                        9964
                                                          11551                       11997                        9939
                                                          12255                       12521                       10412
                                                          11532                       11935                        9805
                                                          12580                       12632                       10150
Aug 1991                                                  13062                       13061                       10525
                                                          13160                       13070                       10608
                                                          13778                       13559                       10888
                                                          13199                       13074                       10385
                                                          15325                       14668                       11216
                                                          15533                       14906                       12125
                                                          15683                       15111                       12479
                                                          14946                       14596                       12056
                                                          13879                       14399                       11634
                                                          14015                       14504                       11789
                                                          13421                       14144                       11231
                                                          14230                       14821                       11622
Aug 1992                                                  13621                       14434                       11294
                                                          14187                       14693                       11554
                                                          14795                       15020                       11922
                                                          16026                       15826                       12834
                                                          16815                       16413                       13281
                                                          17359                       16596                       13731
                                                          16702                       16332                       13413
                                                          17676                       16949                       13849
                                                          17125                       16481                       13469
                                                          18839                       17197                       14064
                                                          19073                       17342                       14152
                                                          18945                       17283                       14348
Aug 1993                                                  19987                       17960                       14967
                                                          20885                       18211                       15390
                                                          20659                       18243                       15786
                                                          19692                       17805                       15266
                                                          20837                       18693                       15788
                                                          21184                       19102                       16283
                                                          21200                       18790                       16224
                                                          19797                       17987                       15368
                                                          20209                       18093                       15459
                                                          19451                       17884                       15286
                                                          18330                       17334                       14767
                                                          18492                       17892                       15009
Aug 1994                                                  19652                       18789                       15846
                                                          19548                       18506                       15792
                                                          20055                       18680                       15730
                                                          19032                       17800                       15095
                                                          19353                       18028                       15500
                                                          19046                       18190                       15305
                                                          20156                       19104                       15942
                                                          20943                       19501                       16216
                                                          21498                       19870                       16577
                                                          21878                       20306                       16862
                                                          23551                       21197                       17736
                                                          25729                       22276                       18758
Aug 1995                                                  26160                       22647                       19146
                                                          27079                       23262                       19488
                                                          26491                       22637                       18616
                                                          27435                       23585                       19399
                                                          27989                       23592                       19910
                                                          27650                       23908                       19889
                                                          28990                       24677                       20509
                                                          29899                       25041                       20926
                                                          32240                       25777                       22045
                                                          33571                       26084                       22914
                                                          32928                       25762                       21973
                                                          29825                       23994                       20054
Aug 1996                                                  31533                       25340                       21218
                                                          34378                       26507                       22047
                                                          33185                       26552                       21708
                                                          33809                       28006                       22602
                                                          33003                       28110                       23195
                                                          34924                       29134                       23658
                                                          32071                       28855                       23084
                                                          30255                       27697                       21995
                                                          31466                       28385                       22056
                                                          34511                       30824                       24510
                                                          36010                       31762                       25561
                                                          39834                       34866                       26750
Aug 1997                                                  39238                       34789                       27362
                                                          42505                       36862                       29365
                                                          39815                       35220                       28075
                                                          39238                       35705                       27893
                                                          40045                       37166                       28382
                                                          39567                       36423                       27934
                                                          43880                       39398                       29999
                                                          46418                       41251                       31236
                                                          46939                       41966                       31409
                                                          44857                       40038                       29718
                                                          48830                       40369                       29780
                                                          47332                       38764                       27369
Aug 1998                                                  38378                       31515                       22055
                                                          42563                       34537                       23781
                                                          42818                       37577                       24751
                                                          46259                       39410                       26047
                                                          53951                       44253                       27659
                                                          59181                       42492                       28027
                                                          55094                       40213                       25757
                                                          61879                       41431                       26159
                                                          62159                       44655                       28503
                                                          59606                       44799                       28919
                                                          65351                       47288                       30227
                                                          64724                       46239                       29397
Aug 1999                                                  67198                       44608                       28309

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

* The Russell 2000 Stock Index reflects the general performance of small-cap stocks and was initially selected as a benchmark for the Fund's performance. Based upon the Fund's asset composition, we believe the Standard & Poor's 400 MidCap Index provides a more accurate broad-based benchmark for the Fund. Therefore, the Russell 2000 Index will not be shown in future reports.

                          PORTFOLIO MANAGEMENT REVIEW

                        VAN KAMPEN EMERGING GROWTH FUND

We recently spoke to the management team of the Van Kampen Emerging Growth Fund about the key events and economic forces that shaped the markets during the past 12 months. The team includes Gary M. Lewis, senior portfolio manager, who has managed the Fund since 1989 and worked in the investment industry since 1979. He is joined by Dudley Brickhouse, Janet Luby, and David Walker, portfolio managers, and Stephen L. Boyd, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the 12 months ended August 31, 1999.

   Q COULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED LAST YEAR?

   A It was a volatile 12 months. The reporting period began on a low note, as investors sought to overcome a significant market drop on August 31, 1998; on that day the Dow Jones Industrial Average fell more than 6 percent in response to economic troubles around the world. Despite these troubles, U.S. markets soon recovered. In the wake of favorable corporate earnings reports and three interest rate cuts by the Federal Reserve Board, the Dow went on to pass two significant milestones in 1999--10,000 in late March and 11,000 in early May. In an effort to moderate economic growth, the Fed did increase interest rates twice toward the end of the reporting period. Because the increases were generally expected, the effect on stock prices was limited.

   Q IN LIGHT OF THIS ENVIRONMENT, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND, AND HOW DID THIS STRATEGY AFFECT THE FUND'S PERFORMANCE?

   A Our investment strategy--to look for stocks with rising earnings and rising valuations--has worked well for us in the past, so we didn't change our approach to stock selection as market conditions fluctuated.
We invested in those companies we believed had the potential to outperform earnings expectations, and we sold stocks if their underlying companies' earnings estimates or valuations were declining. We consistently manage the portfolio from the "bottom up," meaning that we evaluate each company individually before deciding to invest.

    That said, as the reporting period went on, it became increasingly difficult to identify stocks that met our criteria, as valuations were declining for many of the companies that comprise our investment universe. As a result, the number of holdings in the portfolio declined from 184 to 144 stocks at the end of the reporting period.

    Overall, our focus on a bottom up stock-selection strategy benefited the Fund, as we were successful in identifying a number of stocks that performed well during the reporting period. As a result, positive stock selection contributed to the Fund's overall return.

   Q     WHICH INVESTMENTS PARTICULARLY HELPED THE FUND'S PERFORMANCE?

   A Technology stocks generally performed very well. This trend benefited the Fund, as we invested in a broad range of companies that make extensive use of technology. Internet companies continued their rapid growth; we were heavily invested in this area, although toward the end of the reporting period we shifted our focus from service companies to firms that are helping to provide the Internet's infrastructure.

    In the Internet services area, our investment in America Online was the single largest contributor to performance. Yahoo! was also a meaningful contributor, although, by the end of the reporting period, we did not continue to own the stock.

    Other technology holdings which contributed positively to the Fund's return included EMC, which makes systems to store large amounts of computer data; Qualcomm, a manufacturer and licenser of wireless communications equipment; and Dell Computer (not held as of the end of the period). Finally, our investment in JDS Uniphase, which facilitates data transmission over the "information superhighway," performed well and boosted the Fund's return.

   Q     DID OTHER STOCKS HELP THE FUND?

   A Television-related technology companies contributed favorably to the Fund's performance, including Echostar Communications, which provides direct-broadcast- satellite-television service, and Gemstar
International. Best known for its VCR Plus+ product, Gemstar plans to introduce an on-screen television guide, which may enhance the company's future earnings.

    In the area of health care, we were pleased with our investments in biotechnology firms such as Biogen, most recognized for its successful multiple sclerosis drug; Medimmune, a maker of drugs for transplants and infectious diseases; and Immunex, which developed and markets a new drug used to treat rheumatoid arthritis (we sold our position in Immunex prior to the end of the reporting period). The Fund's performance was also enhanced by VISX, which develops equipment used for laser vision-correction surgery.

    Although many retailers had difficulties later in the reporting period, we found success with those companies that could capitalize on consumer demand for technology. For example, Best Buy, a longtime holding in the Fund, and Circuit City performed very well because they were beneficiaries of this increased demand. Non-technology retailers whose performance helped the Fund's return included Home Depot, a do-it-yourself warehouse store chain, and specialty apparel firms Abercrombie and Fitch and Gap Stores (not held in the portfolio at the end of the reporting period).

    Of course, not all of the stocks in the Fund performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well in the future. For additional Fund portfolio highlights, please refer to page 10.

   Q     DID ANY STOCKS HURT THE FUND'S RETURN?

   A Some technology stocks were hurt by concerns about the year 2000 phenomenon--namely, that corporate spending on computer hardware, software, and services would slow down in the face of companies' need to focus on critical year 2000 projects. Examples of such companies whose performance detracted from the Fund's return include CBT Group, J.D. Edwards & Company, and Keane. We sold these stocks during the reporting period.

    The Fund's return was also affected negatively by investments in certain health care stocks, including Safeskin and Boston Scientific, which fell in response to disappointing earnings expectations. Our investment in Cardinal Health also hurt performance; the company's valuation suffered because of industry concerns related to accounting issues at a competing firm, uncertainty about the company's most recent acquisition, and questions about how the Internet would affect their business. These stocks are no longer held in the Fund.

   Q YOU MENTIONED EARLIER THAT SOME RETAIL STOCKS HAD DIFFICULTIES. HOW DID THIS AFFECT THE FUND?

   A Although retail stocks performed well for much of the reporting period, as a group they were underperformers toward the period's end. Consequently, to avoid further damage to the Fund's return, we scaled back our holdings in this sector. Some of the retail companies that had a negative impact on the Fund's performance included

    - Consolidated Stores, a chain of discount and toy stores;

    - Saks, an upscale department store chain; and

    - restaurant company Tricon Global Restaurants, which operates fast food establishments Taco Bell, Pizza Hut, and Kentucky Fried Chicken.

We sold all of these stocks during the reporting period.

   Q     HOW DID THE FUND PERFORM?

   A The Fund performed exceptionally well during the reporting period, achieving a one-year total return of 75.10 percent(1) as of August 31, 1999 (Class A shares at net asset value). By comparison, the Standard &
Poor's 400 MidCap Index returned 39.84 percent, and the Russell 2000 Stock Index returned 26.60 percent.

    We attribute the Fund's healthy return to successful stock selection. However, returns for both the Fund and the indices were also enhanced by the calendar--the reporting period began after August 31, 1998, immediately following a substantial market decline that depressed stock prices.

    The Fund invests primarily in companies whose market capitalization falls within the range of the companies composing the S&P 400 MidCap Index. This range is between approximately $238 million and $11.5 billion, as of August 31, 1999. The S&P 400 MidCap Index is an unmanaged broad-based index that reflects the general performance of 400 domestic mid-cap stocks. The Russell 2000 Stock Index is an unmanaged broad-based index that reflects the general performance of small-cap stocks. The average market capitalization of the Russell 2000 is approximately $526 million.

    Compared to its peers, the Fund has performed extremely well. For the 12-month period ended August 31, 1999, the Fund's total return (Class A shares at net asset value) ranked it 40 out of 388 funds in the mid-cap category, according to Lipper Analytical Services. The Fund also ranked 4 out of 132 for the five-year period and 1 out of 45 for the ten-year period. Lipper calculations are based on changes in net asset value with dividends reinvested. The calculations also don't include sales charges; if they had, results might have been less favorable.

    Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future results.

   Q     WHAT DO YOU SEE AHEAD FOR THE FUND DURING THE NEXT SIX MONTHS?

   A Concerns about further increases in interest rates will make for an interesting six months. Questions about the year 2000 problem will also affect investors' decisions--although to what extent is uncertain. We do, however, think that corporate spending on the year 2000 problem will lead to a slowdown in the software industry, because firms may delay their purchases of new software until after the new year. Finally, we continue to adjust to a new "day trading" stock market culture, which has led to a new standard of market volatility.

    Through all of these developments, we will continue to do what has worked well for us in the past, which is to invest according to our discipline. In volatile times our job is more difficult because it can be challenging to find stocks that meet our criteria. In that case, we search harder for stocks whose valuations are increasing or for those stocks whose valuations are declining the least. Either way, we have confidence in our investment strategy and stick with it during all types of market conditions.


Gary M. Lewis                   Dudley Brickhouse        Janet Luby
Gary M. Lewis                   Dudley Brickhouse        Janet Luby
Senior Portfolio Manager        Portfolio Manager        Portfolio Manager

David Walker                    Stephen L. Boyd
David Walker                    Stephen L. Boyd
Portfolio Manager               Chief Investment
                                Officer
                                Equity Investments

                               GLOSSARY OF TERMS

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

EARNINGS ESTIMATES: A forecast for a company's net income during a given period.
    Earnings estimates can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                              PORTFOLIO HIGHLIGHTS

                        VAN KAMPEN EMERGING GROWTH FUND
 TOP TEN PORTFOLIO HOLDINGS AS OF AUGUST 31, 1999*

BEST BUY is a specialty retailer that sells home office
products, consumer electronics, entertainment software, and
appliances..................................................   4.0%
QUALCOMM is a leading designer, developer, and manufacturer
of digital wireless communications products.................   3.4%
JDS UNIPHASE develops a range of products used by systems
manufacturers to develop optical networks for the
telecommunications and cable television industries..........   3.1%
BROADCOM makes semiconductors used in high-speed data and
video-transmission products.................................   2.4%
LSI LOGIC designs, manufactures, and markets semiconductor
products and computer-storage systems solutions.............   2.4%
TEXAS INSTRUMENTS is a global semiconductor company as well
as a leading designer and supplier of digital signal
processing solutions and analog technologies................   2.4%
CONEXANT SYSTEMS supplies semiconductor products for a broad
range of communications applications........................   2.2%
XILINX is a leading maker of field-programmable gate arrays
and complex programmable logic devices, integrated circuits
that customers can instruct to perform specific functions...   2.0%
CIRCUIT CITY STORES is a national retailer of brand-name
consumer electronics, personal computers, major appliances,
and entertainment software..................................   2.0%
BIOGEN researches, develops, and markets biopharmaceuticals
to treat a variety of ailments..............................   1.9%

 TOP FIVE PORTFOLIO SECTORS*(1)
GRAPH

                                                                      AUGUST 31, 1999                    AUGUST 31, 1998
                                                                      ---------------                    ---------------
Technology                                                                 57.50                              36.50
Consumer Distribution                                                      14.40                              19.60
Consumer Services                                                          10.60                              13.10
Health Care                                                                 7.50                               9.50
Producer Manufacturing                                                      4.20                               4.30

* As a Percentage of Fund's Long-Term Investments

(1) These sectors represent broad groupings of related industries.

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1999
--------------------------------------------------------------------------------

                    Description                       Shares       Market Value
--------------------------------------------------------------------------------
COMMON STOCKS*  93.2%
CONSUMER DISTRIBUTION  13.4%
Abercrombie & Fitch Co., Class A (a)...............
                                                       900,000    $   31,387,500
American Eagle Outfitters (a)......................
                                                       600,000        23,550,000
AnnTaylor Stores Corp. (a).........................
                                                       400,000        13,250,000
Bed Bath & Beyond, Inc. (a)........................
                                                       750,000        20,625,000
Best Buy Co., Inc. (a).............................
                                                     4,000,000       281,000,000
BJ's Wholesale Club, Inc. (a)......................
                                                       450,000        12,712,500
CDW Computer Centers, Inc. (a).....................
                                                       100,000         4,437,500
Circuit City Stores, Inc. .........................
                                                     3,200,000       137,600,000
Family Dollar Stores, Inc. ........................
                                                     1,200,000        23,625,000
Home Depot, Inc. ..................................
                                                       800,000        48,900,000
Intimate Brands, Inc., Class A.....................
                                                       497,500        19,184,844
Kohl's Corp. (a)...................................
                                                       350,000        24,937,500
Lexmark International Group, Inc., Class A (a).....
                                                     1,600,000       126,000,000
Lowe's Cos., Inc. .................................
                                                       400,000        18,100,000
Ross Stores, Inc. .................................
                                                       225,000         9,365,625
Tandy Corp. .......................................
                                                     2,100,000        99,225,000
Tiffany & Co. .....................................
                                                     1,000,000        52,875,000
TJX Cos., Inc. ....................................
                                                       750,000        21,656,250
Tommy Hilfiger Corp. (a)...........................
                                                       700,000        23,756,250
Williams Sonoma, Inc. (a)..........................
                                                       225,000         8,775,000
                                                                  --------------
                                                                   1,000,962,969
                                                                  --------------
CONSUMER DURABLES  0.6%
Harley Davidson, Inc. .............................
                                                       285,000        15,532,500
Maytag Corp. ......................................
                                                       500,000        31,312,501
                                                                  --------------
                                                                      46,845,001
                                                                  --------------
CONSUMER NON-DURABLES  0.3%
Linens 'n Things, Inc. (a).........................
                                                       750,000        25,687,500
                                                                  --------------
CONSUMER SERVICES  9.9%
Adelphia Communications Corp., Class A (a).........
                                                       250,000        15,500,000
AT&T Corp. -- Liberty Media Group, Class A (a).....
                                                     1,600,000        51,200,000
Brinker International, Inc. (a)....................
                                                       250,000         6,000,000
Cablevision Systems Corp., Class A (a).............
                                                       700,000        49,000,000
CBS Corp. .........................................
                                                     1,100,000        51,700,000
Clear Channel Communications, Inc. (a).............
                                                     1,587,780       111,243,836

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

                    Description                       Shares       Market Value
--------------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)
Comcast Corp., Class A.............................
                                                       950,000    $   30,993,750
Darden Restaurants, Inc. ..........................
                                                       400,000         6,250,000
Echostar Communications Corp., Class A (a).........
                                                     1,400,000       117,075,000
Hispanic Broadcasting Corp. (a)....................
                                                       275,000        20,556,250
Insight Communications, Inc. (a)...................
                                                       213,400         5,815,150
International Network Services (a).................
                                                       600,000        31,912,500
Navigant Consulting Co. (a)........................
                                                       200,000         8,775,000
Omnicom Group, Inc. ...............................
                                                       700,000        52,762,500
Outback Steakhouse, Inc. (a).......................
                                                       900,000        26,662,500
Outdoor Systems, Inc. (a)..........................
                                                       662,500        21,407,031
Readers Digest Association, Inc., Class A..........
                                                       125,000         3,906,250
SFX Entertainment, Inc., Class A (a)...............
                                                       450,000        18,534,375
TMP Worldwide, Inc. (a)............................
                                                       300,000        16,612,500
Univision Communications, Inc., Class A (a)........
                                                       850,000        62,687,500
Valassis Communications, Inc. (a)..................
                                                       762,500        33,359,375
                                                                  --------------
                                                                     741,953,517
                                                                  --------------
ENERGY  2.1%
Amerada Hess Corp. ................................
                                                       350,000        21,721,875
Apache Corp. ......................................
                                                     1,300,000        59,150,000
Halliburton Co. ...................................
                                                       800,000        37,100,000
Kerr-McGee Corp. ..................................
                                                       500,000        28,000,000
Vastar Resources, Inc. ............................
                                                       100,000         6,662,500
                                                                  --------------
                                                                     152,634,375
                                                                  --------------
FINANCE  1.1%
First Tennessee National Corp. ....................
                                                       400,000        12,800,000
Firstar Corp. .....................................
                                                       894,450        23,982,441
Marsh & McLennan Cos., Inc. .......................
                                                       200,000        14,562,500
Northern Trust Corp. ..............................
                                                       200,000        16,962,500
Old Kent Financial Corp. ..........................
                                                       267,500        10,566,250
                                                                  --------------
                                                                      78,873,691
                                                                  --------------
HEALTHCARE  7.1%
Allergan, Inc. ....................................
                                                       500,000        49,937,500
Andrx Corp. (a)....................................
                                                       250,000        17,968,750
Biogen, Inc. (a)...................................
                                                     1,700,000       130,475,000

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

                    Description                       Shares       Market Value
--------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
Cree Research, Inc. (a)............................
                                                       300,000    $   10,143,750
IDEC Pharmaceuticals Corp. (a).....................
                                                       400,000        50,825,000
Medimmune, Inc. (a)................................
                                                     1,100,000       113,506,250
MiniMed, Inc. (a)..................................
                                                       200,000        18,187,500
St. Jude Medical, Inc. (a).........................
                                                       600,000        21,750,000
VISX, Inc. (a).....................................
                                                     1,250,000       113,125,000
                                                                  --------------
                                                                     525,918,750
                                                                  --------------
PRODUCER MANUFACTURING  3.9%
ANTEC Corp. (a)....................................
                                                       500,000        22,781,250
ASM Lithography Holding NV-ADR (Netherlands) (a)...
                                                       500,000        31,562,500
Corning, Inc. .....................................
                                                       800,000        53,200,000
Metromedia Fiber Network, Inc. (a).................
                                                     1,500,000        44,156,250
Tyco International Ltd. ...........................
                                                     1,225,000       124,107,811
Zebra Technologies Corp., Class A (a)..............
                                                       300,000        14,100,000
                                                                  --------------
                                                                     289,907,811
                                                                  --------------
RAW MATERIALS/PROCESSING INDUSTRIES  0.2%
Millipore Corp.....................................
                                                       100,000         3,775,000
Willamette Industries, Inc. .......................
                                                       350,000        13,868,750
                                                                  --------------
                                                                      17,643,750
                                                                  --------------
TECHNOLOGY  53.7%
Adaptec, Inc. (a)..................................
                                                       600,000        23,400,000
Adobe Systems, Inc. ...............................
                                                       575,000        57,284,375
Affiliated Computer Services, Inc., Class A (a)....
                                                       150,000         6,412,500
Altera Corp. (a)...................................
                                                     1,600,000        67,400,000
Amdocs Ltd. (a)....................................
                                                       225,000         5,906,250
America Online, Inc. (a)...........................
                                                       350,000        31,959,375
Analog Devices, Inc. (a)...........................
                                                     1,200,000        61,800,000
Applied Micro Circuits Corp. (a)...................
                                                       400,000        36,900,000
Broadcom Corp., Class A (a)........................
                                                     1,325,000       170,593,750
BroadVision, Inc. (a)..............................
                                                       500,000        49,781,250
Check Point Software Technologies Ltd. (a).........
                                                       300,000        23,137,500
Cisco Systems, Inc. (a)............................
                                                       831,210        56,366,428
Citrix Systems, Inc. (a)...........................
                                                       900,000        51,300,000
Clarify, Inc. (a)..................................
                                                       355,000        15,620,000

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

                    Description                       Shares       Market Value
--------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
CommScope, Inc. (a)................................
                                                       400,000    $   13,775,000
Comverse Technology, Inc. (a)......................
                                                     1,150,000        89,700,000
Concord EFS, Inc. (a)..............................
                                                       775,000        28,771,875
Conexant Systems, Inc. (a).........................
                                                     2,100,000       150,937,500
CSG Systems International, Inc. (a)................
                                                       350,000         7,896,875
Cypress Semiconductor Corp. (a)....................
                                                       500,000        11,562,500
Electronics for Imaging, Inc. (a)..................
                                                       825,000        48,365,625
EMC Corp. (a)......................................
                                                     1,200,000        72,000,000
Exodus Communications, Inc. (a)....................
                                                     1,000,000        80,375,000
Flextronics International Corp. (a)................
                                                       500,000        29,343,750
Galileo Technology Ltd. (a)........................
                                                       175,000         9,121,875
Gemstar International Group Ltd. (a)...............
                                                     1,800,000       124,200,000
General Dynamics Corp. ............................
                                                       300,000        18,900,000
General Instrument Corp. (a).......................
                                                       650,000        31,971,875
Hewlett-Packard Co. ...............................
                                                       450,000        47,418,750
Intuit, Inc. (a)...................................
                                                       250,000        22,390,625
Jabil Circuit, Inc. (a)............................
                                                       300,000        13,443,750
JDS Uniphase Corp. (a).............................
                                                     2,050,000       217,428,125
KLA -- Tencor Corp. (a)............................
                                                       475,000        29,835,938
Lam Research Corp. (a).............................
                                                       650,000        36,684,375
Legato Systems, Inc. (a)...........................
                                                     1,000,000        43,062,500
LSI Logic Corp. (a)................................
                                                     3,000,000       170,250,000
Lucent Technologies, Inc. .........................
                                                       500,000        32,031,250
Macromedia, Inc. (a)...............................
                                                       650,000        25,756,250
McLeodUSA, Inc. (a)................................
                                                       450,000        15,018,750
Mercury Interactive Corp. (a)......................
                                                       500,000        23,875,000
Microsoft Corp. (a)................................
                                                       250,000        23,140,625
Motorola, Inc. ....................................
                                                       550,000        50,737,500
National Semiconductor Corp. (a)...................
                                                       500,000        14,093,750
Network Appliance, Inc. (a)........................
                                                     1,300,000        85,393,750
Nokia Corp. -- ADR (Finland).......................
                                                     1,450,000       120,893,750
Nortel Networks Corp. .............................
                                                     1,800,000        73,912,500
Novell, Inc. (a)...................................
                                                     1,350,000        31,978,125
PMC Sierra, Inc. ..................................
                                                     1,000,000        93,000,000

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

                    Description                       Shares       Market Value
--------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
QLogic Corp. (a)...................................
                                                       700,000    $   60,943,750
Qualcomm, Inc. (a).................................
                                                     1,250,000       240,234,375
Rational Software Corp. (a)........................
                                                     1,150,000        31,121,875
Real Networks, Inc. (a)............................
                                                       325,000        26,568,750
RF Micro Devices, Inc. (a).........................
                                                     1,300,000        57,118,750
SanDisk Corp. (a)..................................
                                                       200,000        16,875,000
Scientific-Atlanta, Inc. ..........................
                                                       700,000        35,875,000
SDL, Inc. (a)......................................
                                                       400,000        32,750,000
Siebel Systems, Inc. (a)...........................
                                                       750,000        51,515,625
Solectron Corp. (a)................................
                                                       800,000        62,600,000
STMicroelectronics N.V. -- ADR (Netherlands).......
                                                       800,000        53,400,000
Taiwan Semiconductor Manufacturing Co., Ltd. -- ADR
  (Taiwan) (a).....................................
                                                       774,900        22,423,669
Teradyne, Inc. (a).................................
                                                     1,000,000        68,062,500
Texas Instruments, Inc. ...........................
                                                     2,000,000       164,125,000
Unisys Corp. (a)...................................
                                                       600,000        25,800,000
VeriSign, Inc. (a).................................
                                                       850,000        92,065,625
VERITAS Software Corp. (a).........................
                                                     1,750,000       103,687,500
Vitesse Semiconductor Corp. (a)....................
                                                     1,300,000        88,400,000
Waters Corp. (a)...................................
                                                       850,000        56,046,875
Western Wireless Corp. (a).........................
                                                       788,200        30,493,488
Xilinx, Inc. (a)...................................
                                                     2,000,000       139,875,000
                                                                  --------------
                                                                   4,005,111,398
                                                                  --------------
TRANSPORTATION  0.1%
Royal Caribbean Cruises Ltd. ......................
                                                       200,000         9,362,500
                                                                  --------------
UTILITIES  0.8%
Centurytel, Inc. ..................................
                                                       421,000        16,550,562
Nextel Communications, Inc. (a)....................
                                                       700,000        40,468,750
                                                                  --------------
                                                                      57,019,312
                                                                  --------------
TOTAL COMMON STOCKS  93.2%....................................     6,951,920,574
SUBSCRIPTION WARRANT  0.2%
BJ Services Co. (40,000 common stock warrants expiring
  04/12/00)...................................................        17,125,000
                                                                  --------------
TOTAL LONG-TERM INVESTMENTS  93.4%
    (Cost $4,797,431,930).....................................     6,969,045,574
                                                                  --------------

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

                    Description                       Shares       Market Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  4.5%
COMMERCIAL PAPER  1.0%
General Electric Capital Corp. ($39,195,000 par, yielding
  5.501%, 09/01/99 maturity)..................................    $   39,189,012
                                                                  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  4.9%
Federal Home Loan Bank Consolidated Discount Notes
  ($25,000,000 par, yielding 5.113%, 10/08/99 maturity).......        24,869,729
Federal Home Loan Bank Consolidated Discount Notes
  ($25,000,000 par, yielding 5.248%, 11/10/99 maturity).......        24,744,250
Federal Home Loan Mortgage Discount Notes ($25,000,000 par,
  yielding 5.049%, 09/02/99 maturity).........................        24,996,521
Federal Home Loan Mortgage Discount Notes ($25,000,000 par,
  yielding 5.012%, 09/03/99 maturity).........................        24,993,069
Federal Home Loan Mortgage Discount Notes ($25,000,000 par,
  yielding 5.015%, 09/16/99 maturity).........................        24,948,125
Federal Home Loan Mortgage Discount Notes ($25,000,000 par,
  yielding 5.187%, 10/15/99 maturity).........................        24,842,944
Federal National Mortgage Association Discount Notes
  ($25,000,000 par, yielding 5.100%, 09/13/99 maturity).......        24,957,667
Federal National Mortgage Association Discount Notes
  ($25,000,000 par, yielding 5.102%, 09/15/99 maturity).......        24,950,611
Federal National Mortgage Association Discount Notes
  ($25,000,000 par, yielding 5.115%, 09/21/99 maturity).......        24,929,306
Federal National Mortgage Association Discount Notes
  ($25,000,000 par, yielding 5.083%, 09/27/99 maturity).......        24,908,819
Federal National Mortgage Association Discount Notes
  ($25,000,000 par, yielding 5.107%, 10/07/99 maturity).......        24,873,750
Federal National Mortgage Association Discount Notes
  ($25,000,000 par, yielding 5.054%, 10/22/99 maturity).......        24,823,271
                                                                  --------------
                                                                     298,838,062
                                                                  --------------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $338,031,019).......................................       338,027,074
                                                                  --------------
TOTAL INVESTMENTS  97.9%
    (Cost $5,135,462,949).....................................     7,307,072,648
OTHER ASSETS IN EXCESS OF LIABILITIES  2.1%...................       154,059,867
                                                                  --------------
NET ASSETS  100.0%............................................    $7,461,132,515
                                                                  ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

* The common stocks are classified by sectors which represent broad groupings of related industries.
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $5,135,462,949).....................  $7,307,072,648
Cash........................................................           5,255
Receivables:
  Fund Shares Sold..........................................     156,203,225
  Investments Sold..........................................      46,149,794
  Dividends.................................................         483,470
Other.......................................................         306,043
                                                              --------------
    Total Assets............................................   7,510,220,435
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      20,200,460
  Fund Shares Repurchased...................................      19,090,566
  Distributor and Affiliates................................       5,504,311
  Investment Advisory Fee...................................       2,641,371
  Income Distributions......................................          55,266
Accrued Expenses............................................       1,280,734
Trustees' Deferred Compensation and Retirement Plans........         315,212
                                                              --------------
    Total Liabilities.......................................      49,087,920
                                                              --------------
NET ASSETS..................................................  $7,461,132,515
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $4,014,509,849
Net Unrealized Appreciation.................................   2,171,609,699
Accumulated Net Realized Gain...............................   1,275,281,460
Accumulated Net Investment Loss.............................        (268,493)
                                                              --------------
NET ASSETS..................................................  $7,461,132,515
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $4,156,446,560 and 69,274,406 shares of
    beneficial interest issued and outstanding).............  $        60.00
    Maximum sales charge (5.75%* of offering price).........            3.66
                                                              --------------
    Maximum offering price to public........................  $        63.66
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,850,199,201 and 51,300,931 shares of
    beneficial interest issued and outstanding).............  $        55.56
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $454,486,754 and 8,041,271 shares of
    beneficial interest issued and outstanding).............  $        56.52
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1999
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................    $   17,496,868
Dividends...................................................        11,281,932
                                                                --------------
    Total Income............................................        28,778,800
                                                                --------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Class
  A, B and C of $7,289,619, $21,476,163 and $2,924,092,
  respectively).............................................        31,689,874
Investment Advisory Fee.....................................        24,683,317
Shareholder Services........................................        13,034,312
Custody.....................................................           356,376
Legal.......................................................           231,054
Trustees' Fees and Related Expenses.........................           115,074
Other.......................................................         2,813,894
                                                                --------------
    Total Expenses..........................................        72,923,901
    Less Credits Earned on Overnight Cash Balances..........           133,248
                                                                --------------
    Net Expenses............................................        72,790,653
                                                                --------------
NET INVESTMENT LOSS.........................................    $  (44,011,853)
                                                                ==============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $1,274,614,934
  Futures...................................................         1,859,208
                                                                --------------
Net Realized Gain...........................................     1,276,474,142
                                                                --------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       569,329,117
  End of the Period:
    Investments.............................................     2,171,609,699
                                                                --------------
Net Unrealized Appreciation During the Period...............     1,602,280,582
                                                                --------------
NET REALIZED AND UNREALIZED GAIN............................    $2,878,754,724
                                                                ==============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $2,834,742,871
                                                                ==============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                  Year Ended        Year Ended
                                                August 31, 1999   August 31, 1998
---------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...........................  $   (44,011,853)  $   (32,447,765)
Net Realized Gain.............................    1,276,474,142       416,497,597
Net Unrealized Appreciation/Depreciation
  During the Period...........................    1,602,280,582      (480,322,858)
                                                ---------------   ---------------
Change in Net Assets from Operations..........    2,834,742,871       (96,273,026)
                                                ---------------   ---------------
Distributions from Net Realized Gain:
  Class A Shares..............................     (128,077,038)     (187,557,556)
  Class B Shares..............................      (97,408,811)     (124,329,647)
  Class C Shares..............................      (11,808,076)      (14,246,695)
                                                ---------------   ---------------
  Total Distributions.........................     (237,293,925)     (326,133,898)
                                                ---------------   ---------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..................................    2,597,448,946      (422,406,924)
                                                ---------------   ---------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.....................    8,647,337,210     4,635,449,750
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.......................      220,329,357       306,065,324
Cost of Shares Repurchased....................   (7,517,072,085)   (4,337,043,496)
                                                ---------------   ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS................................    1,350,594,482       604,471,578
                                                ---------------   ---------------
TOTAL INCREASE IN NET ASSETS..................    3,948,043,428       182,064,654
NET ASSETS:
Beginning of the Period.......................    3,513,089,087     3,331,024,433
                                                ---------------   ---------------
End of the Period (Including accumulated net
  investment loss of $268,493 and $190,102,
  respectively)...............................  $ 7,461,132,515   $ 3,513,089,087
                                                ===============   ===============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                             Year Ended August 31,
                              ----------------------------------------------------
       Class A Shares         1999(a)    1998(a)      1997     1996(a)    1995(a)
----------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............  $ 36.129   $ 40.844   $ 34.347   $  31.59   $  24.37
                              --------   --------   --------   --------   --------
Net Investment
  Income/Loss...............     (.228)     (.212)     (.127)     (.096)       .05
Net Realized and Unrealized
  Gain/Loss.................    26.408      (.750)     8.177      6.043       7.79
                              --------   --------   --------   --------   --------
Total from Investment
  Operations................    26.180      (.962)     8.050      5.947       7.84
Less Distributions from Net
  Realized Gain.............     2.309      3.753      1.553      3.190        .62
                              --------   --------   --------   --------   --------
Net Asset Value, End of the
  Period....................  $ 60.000   $ 36.129   $ 40.844   $ 34.347   $  31.59
                              ========   ========   ========   ========   ========
Total Return (b)............    75.10%     (2.19%)    24.44%     20.54%     33.11%
Net Assets at End of the
  Period (In millions)......  $4,156.4   $1,990.8   $1,970.7   $1,438.5   $1,029.2
Ratio of Expenses to Average
  Net Assets (c)............      .97%      1.00%      1.05%      1.10%      1.14%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets (c)................     (.45%)     (.50%)     (.30%)     (.29%)      .19%
Portfolio Turnover..........      124%       103%        92%        91%       101%

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

(c) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                              Year Ended August 31,
                                --------------------------------------------------
        Class B Shares          1999(a)    1998(a)      1997     1996(a)   1995(a)
----------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................  $ 33.840   $ 38.789   $ 32.938   $ 30.65   $23.86
                                --------   --------   --------   -------   ------
Net Investment Loss...........     (.575)     (.515)     (.270)    (.349)    (.16)
Net Realized and Unrealized
  Gain/Loss...................    24.602      (.681)     7.674     5.827     7.57
                                --------   --------   --------   -------   ------
Total from Investment
  Operations..................    24.027     (1.196)     7.404     5.478     7.41
Less Distributions from Net
  Realized Gain...............     2.309      3.753      1.553     3.190      .62
                                --------   --------   --------   -------   ------
Net Asset Value, End of
  the Period..................  $ 55.558   $ 33.840   $ 38.789   $32.938   $30.65
                                ========   ========   ========   =======   ======
Total Return (b)..............    73.78%     (2.98%)    23.51%    19.61%   32.01%
Net Assets at End of the
  Period (In millions)........  $2,850.2   $1,357.6   $1,220.4   $ 757.3   $450.5
Ratio of Expenses to Average
  Net Assets (c)..............     1.74%      1.79%      1.85%     1.90%    1.97%
Ratio of Net Investment Loss
  to Average Net Assets (c)...    (1.22%)    (1.29%)    (1.10%)   (1.10%)   (.64%)
Portfolio Turnover............      124%       103%        92%       91%     101%

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

(c) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                              Year Ended August 31,
                                 -----------------------------------------------
        Class C Shares           1999(a)   1998(a)    1997     1996(a)   1995(a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................  $34.391   $39.351   $33.384   $ 31.02   $24.14
                                 -------   -------   -------   -------   ------
Net Investment Loss............    (.583)    (.523)    (.273)    (.354)    (.16)
Net Realized and Unrealized
  Gain/Loss....................   25.020     (.684)    7.793     5.908     7.66
                                 -------   -------   -------   -------   ------
Total from Investment
  Operations...................   24.437    (1.207)    7.520     5.554     7.50
Less Distributions from Net
  Realized Gain................    2.309     3.753     1.553     3.190      .62
                                 -------   -------   -------   -------   ------
Net Asset Value, End of the
  Period.......................  $56.519   $34.391   $39.351   $33.384   $31.02
                                 =======   =======   =======   =======   ======
Total Return (b)...............   73.79%    (2.96%)   23.56%    19.60%   32.01%
Net Assets at End of the Period
  (In millions)................  $ 454.5   $ 164.7   $ 139.9   $  82.4   $ 41.8
Ratio of Expenses to Average
  Net Assets (c)...............    1.74%     1.79%     1.85%     1.89%    1.96%
Ratio of Net Investment Loss to
  Average Net Assets (c).......   (1.21%)   (1.29%)   (1.10%)   (1.10%)   (.63%)
Portfolio Turnover.............     124%      103%       92%       91%     101%

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

(c) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Emerging Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund seeks capital appreciation by principally investing in common stock of small- and medium-sized companies that are considered to be emerging growth companies. The Fund commenced investment operations on October 2, 1970. The distribution of the Fund's Class B and Class C shares commenced on April 20, 1992 and July 6, 1993, respectively.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank.

                                August 31, 1999
--------------------------------------------------------------------------------

The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due to the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    Accumulated realized gain/loss differs for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.
    At August 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $5,144,464,421; the aggregate gross unrealized appreciation is $2,263,890,539 and the aggregate gross unrealized depreciation is $101,282,312, resulting in net unrealized appreciation of $2,162,608,227.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.
    Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future years net investment income. Therefore, $43,933,462 of net operating loss generated by the Fund has been reclassified from accumulated net investment loss to capital.

                                August 31, 1999
--------------------------------------------------------------------------------

F. EXPENSE REDUCTIONS--During the year ended August 31, 1999, the Trust's custody fee was reduced by $133,248 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                    % PER ANNUM
-------------------------------------------------------------------
First $350 million....................................  .575 of 1%
Next $350 million.....................................  .525 of 1%
Next $350 million.....................................  .475 of 1%
Over $1.05 billion....................................  .425 of 1%

    For the year ended August 31, 1999, the Fund recognized expenses of approximately $231,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the year ended August 31, 1999, the Fund recognized expenses of approximately $1,083,500 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 1999, the Fund recognized expenses of approximately $10,181,300. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                                August 31, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
    At August 31, 1999, capital aggregated $1,979,972,088, $1,722,809,021 and
$311,728,740 for Classes A, B, and C, respectively. For the year ended August 31, 1999, transactions were as follows:

                                               SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A.................................   147,365,988    $ 7,385,533,602
  Class B.................................    20,174,832        961,208,279
  Class C.................................     6,262,136        300,595,329
                                            ------------    ---------------
Total Sales...............................   173,802,956    $ 8,647,337,210
                                            ============    ===============
Dividend Reinvestment:
  Class A.................................     2,789,895    $   118,849,554
  Class B.................................     2,309,440         91,592,399
  Class C.................................       245,102          9,887,404
                                            ------------    ---------------
Total Dividend Reinvestment...............     5,344,437    $   220,329,357
                                            ============    ===============
Repurchases:
  Class A.................................  (135,984,083)   $(6,833,274,241)
  Class B.................................   (11,300,817)      (534,381,291)
  Class C.................................    (3,254,698)      (149,416,553)
                                            ------------    ---------------
Total Repurchases.........................  (150,539,598)   $(7,517,072,085)
                                            ============    ===============

                                August 31, 1999
--------------------------------------------------------------------------------

    At August 31, 1998, capital aggregated $1,333,338,505, $1,221,172,216 and
$153,338,108 for Classes A, B, and C, respectively. For the year ended August 31, 1998, transactions, were as follows:

                                               SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A.................................    95,621,832    $ 4,044,478,378
  Class B.................................    11,867,712        474,169,896
  Class C.................................     2,870,475        116,801,476
                                            ------------    ---------------
Total Sales...............................   110,360,019    $ 4,635,449,750
                                            ============    ===============
Dividend Reinvestment:
  Class A.................................     4,998,669    $   177,702,686
  Class B.................................     3,474,757        116,334,867
  Class C.................................       353,446         12,027,771
                                            ------------    ---------------
Total Dividend Reinvestment...............     8,826,872    $   306,065,324
                                            ============    ===============
Repurchases:
  Class A.................................   (93,766,322)   $(3,988,507,130)
  Class B.................................    (6,687,281)      (267,187,091)
  Class C.................................    (1,991,360)       (81,349,275)
                                            ------------    ---------------
Total Repurchases.........................  (102,444,963)   $(4,337,043,496)
                                            ============    ===============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the sixth year following purchase. For the year ended August 31, 1999, 3,288,828 Class B shares automatically converted to Class A shares. The CDSC for Class B and C

                                August 31, 1999
--------------------------------------------------------------------------------

shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      5.00%              1.00%
Second.......................................      4.00%               None
Third........................................      3.00%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth and thereafter.........................       None               None

    For the year ended August 31, 1999, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $2,321,200 and CDSC on redeemed shares of approximately $3,478,800. Sales charges do not represent expenses to the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $7,245,476,984 and $6,480,995,452, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.
    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used to provide the return of an index without

                                August 31, 1999
--------------------------------------------------------------------------------

purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
    Transactions in futures contracts for the year ended August 31, 1999, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at August 31, 1998..............................    -0-
Futures Opened..............................................    495
Futures Closed..............................................   (495)
                                                                ---
Outstanding at August 31, 1999..............................    -0-
                                                                ===

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended August 31, 1999, are payments retained by Van Kampen of approximately $17,060,700.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Emerging Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Emerging Growth Fund (the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereinafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
October 6, 1999

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Equity
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and ongoing expenses.
Please read it carefully before you
invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                        VAN KAMPEN EMERGING GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY, PH.D.
PAUL G. YOVOVICH
OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President
and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

STEPHAN L. BOYD*

PETER W. HEGEL*

MICHAEL H. SANTO*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Drive
Chicago, Illinois 60601

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended August 31, 1999. The Fund designated and paid $193,444,110 as a 20% rate gain distribution. These distributions, where applicable, were included on 1998's Form 1099-DIV which was mailed to shareholders in January of 1999. In January, 2000 the Trust will provided tax information to shareholders for the 1999 calendar year.

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999.
    All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares and other pertinent data. After March 31, 1999, the report must, if used with prospective investors, be accompanied by a quarterly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.